Fees Summary	Aug. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,125,000.00
Previously Paid Amount	5,336.18
Total Fee Amount	5,955.56
Total Offset Amount	0.00
Net Fee	$ 619.38